Supplement dated February 26, 2016 to the

PNC Funds Prospectus,

PNC Funds Statement of Additional Information, and

PNC Treasury Money Market Fund Summary Prospectus,
each dated September 28, 2015, as supplemented

PNC Treasury Money Market Fund

This Supplement provides new and additional information beyond that contained in the above-mentioned documents and should be read in conjunction with those documents.

Effective February 26, 2016 the Board of Trustees of PNC Treasury Money Market Fund approved a reduction in the Fund’s Management Fee from 0.25% of the Fund’s average daily net assets to 0.15% of the Funds average daily net assets.  Due to, among other things, the recent low interest rate environment, PNC Capital Advisors, LLC has been waiving a portion of its Management Fee over recent periods so that the Fund has not recently paid a Management Fee greater than 0.15%.  Accordingly, this change in the Fund’s contractual management fee rate is not expected to have a short-term effect on the Fund’s net expense ratio.

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Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PS-007-02164

SAI-PCA-021622

SUM-MM-TRS-0216